EXHIBIT 32.1


CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350, SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of DOBI Medical International, Inc.(the "Company") on Form 10-KSB for the year ended December 31, 2005 as filed with the Securities and Exchange Commission (the "Report"), we, Phillip C. Thomas, Chief Executive Officer, and Michael R. Jorgensen, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 10, 2006


                                    /s/Phillip C. Thomas
                                   ------------------------------------
                                       Phillip C. Thomas
                                       Chief Executive Officer


                                    /s/Michael R. Jorgensen
                                    -----------------------------------
                                       Michael R. Jorgensen
                                       Executive Vice President and
                                       Chief Financial Officer



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